UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Tri-State 1st Banc, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TRI-STATE 1st BANC, INC.

16924 St. Clair Avenue

East Liverpool, Ohio 43920

Notice of Annual Meeting of Shareholders

to be held April 19, 2006, at

Adrian’s Banquet Center

Calcutta, Ohio

Dear Tri-State 1st Banc, Inc. Shareholder:

You are cordially invited to attend the 2006 Annual Meeting of Shareholders of Tri-State 1st Banc, Inc., an Ohio corporation (the “Company”), on Wednesday, April 19, 2006. The meeting will be held at Adrian’s Banquet Center at 48745 Calcutta-Smith Ferry Road, Calcutta Ohio, at 1:00 P.M. Whether or not you will attend the Annual Meeting of Shareholders, I urge you to immediately sign and return the enclosed Proxy card in the envelope provided casting your vote on these important issues.

You are being asked to consider and vote on the following proposals:

1.	To elect three (3) Class I Directors each for a term of three (3) years to serve until the year 2009, or until the next meeting of Shareholders called for the purpose of electing Class I Directors. All three (3) of the current Class I Directors have been nominated for re-election.

2.	To ratify the appointment of S. R. Snodgrass, A.C., as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2006.

At the meeting, we will consider such other business as may properly come before the meeting or any adjournment thereof.

The close of business on March 1, 2006 has been fixed as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

East Liverpool, Ohio

March 14, 2006

YOUR VOTE IS IMPORTANT

Please complete, sign, date and return the enclosed proxy so that your shares will be represented at the meeting. If you choose to attend the meeting,

you may revoke your proxy and personally cast your votes.

TRI-STATE 1st BANC, INC.

16924 St. Clair Avenue

East Liverpool, Ohio 43920

2006 Annual Meeting

PROXY STATEMENT

Proxies, Solicitation and Voting

Tri-State 1st Banc, Inc. (the “Company”) is an Ohio corporation organized as the parent company of 1st National Community Bank, a national banking association (the “Bank”), and two Ohio corporations, Gateminder Corporation (“Gateminder”) and MDH Investment Management, Inc. (“MDH”). The Company controls all of the capital stock of the Bank, Gateminder and MDH. The Company is a bank holding company regulated by the Board of Governors of the Federal Reserve System.

The enclosed Proxy is being solicited by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on April 19, 2006, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This proxy statement for the 2006 Annual Meeting of Shareholders is being first mailed to shareholders on or about March 14, 2006.

The enclosed Proxy is for use at the Annual Meeting if a Shareholder is unable to attend the Annual Meeting in person or wishes to have his shares of common stock, no par value, of the Company (the “Common Stock”) voted by Proxy even if he attends the Annual Meeting. The Proxy may be revoked by the person giving it at any time before it is exercised, on notice to the Secretary of the Company by executing and delivering a Proxy having a later date, or by such persons appearing at the Annual Meeting and electing to vote in person. All shares of Common Stock of the Company represented by valid Proxies received pursuant to this solicitation, and not revoked before they are exercised, will be voted at the Annual Meeting. The execution of a Proxy will in no way affect a Shareholder’s right to attend the Annual Meeting and vote in person.

The election of the Class I Directors and the ratification of the appointment of S. R. Snodgrass A.C. as the Company’s auditors require the affirmative vote of a majority of votes cast, at a meeting that the holders of a majority of the outstanding Common Stock are present in person or by proxy. Abstentions and broker non-votes will be included in determining the number of shares present at the Annual Meeting of Shareholders but will not be included in determining the number of votes cast and as a result will not be considered in determining the outcome of the vote.

Holders of Common Stock of record at the close of business on March 1, 2005, (the “Record Date”) will be entitled to vote at the Annual Meeting and at any adjournment thereof. At the close of business on the Record Date, the Company had 859,734 shares of Common Stock outstanding. In the election of Class I Directors, and in deciding all other questions presented at the Annual Meeting of Shareholders, each Shareholder will be entitled to one vote for each share of Common Stock held.

The cost of soliciting Proxies will be borne by the Company. In addition to the use of the mails, Proxies may be solicited by personal contact or telephone. If applicable, banks, brokers, nominees and fiduciaries will be required to forward the soliciting material to the principals and obtain authorization for the execution of Proxies. The Company will, upon request, reimburse banks, brokers and other institutions, nominees and fiduciaries for their expenses in forwarding Proxy material to the principals.

ELECTION OF DIRECTORS

[Proposal No. 1]

The persons named in the accompanying Proxy will vote for the election of the nominees named below as Class I Directors, unless otherwise directed by the Shareholders giving Proxies. All nominees are now Class I Directors of the Company and all have consented to be named and to serve if elected. The Code of Regulations of the Company provide that the number of Directors to be elected at the Annual Meeting of the Shareholders will be determined by the Board of Directors. The number of Directors has been fixed at nine, divided into three equal Classes of three: Class I, Class II and Class III. The current term of the Class I Directors expires at this Annual Meeting and three Class I Directors are to be elected at the Annual Meeting, each for a three year term.

Provided a quorum is present, Class I Directors will be elected by the affirmative vote of not less than a majority of all shares present in person or represented by Proxy at the Annual Meeting. At each meeting of Shareholders for the election of Directors at which a quorum is present, the persons receiving the greatest number of votes shall be deemed elected Directors. Any Shareholder may cumulate his votes at an election of Directors upon fulfillment of the conditions prescribed in Section 1701.55 of the Ohio Revised Code, or any similar statute which may hereafter be enacted. Such Section generally requires that a Shareholder desiring to cumulate voting give advance notice in writing at least 48 hours before the Annual Meeting of his or her desire that the voting at the Annual Meeting be cumulative and that announcement of the giving of such notice be at the commencement of the Annual Meeting. Upon fulfillment of these notice requirements, each Shareholder has the right to cumulate the voting power he or she possesses and to give one candidate as many votes as the number of Directors to be elected multiplied by the number his or her votes equals, or to distribute his or her votes on the same principle among two or more candidates as he or she sees fit.

The Proxy solicited hereby cannot be voted for the election of a person to fill a directorship for which no nomination has been duly made.

The full Board of Directors acts as a nominating committee for the selection of management’s nominees for director. The Board of Directors believe that it is appropriate for the full Board of Directors to act as a nominating committee since all of the Directors other than Mr. Lang and Mr. Baumgardner are independent as defined in the independence standards of the Nasdaq Stock Market.

The Company does not currently pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The Board’s process for identifying and evaluating potential nominees includes soliciting recommendations from exiting directors and officers of the Company and its wholly-owned subsidiaries. Additionally, the Board will consider persons recommended by stockholders of the Company in selecting nominees for election. There is no difference in the manner in which the Board evaluates persons recommended by directors or officers and persons recommended by stockholders in selecting nominees.

Nominations for election to the Board of Directors of the Company may be made by any Shareholder entitled to vote for the election of Directors. Any such nomination shall contain the following information: (i) the name and address of the proposed nominee; (ii) the principal occupation of the nominee; (iii) the total number of shares of Common Stock that to the knowledge of the nominating Shareholder will be voted for the proposed nominee; (iv) the name and residential address of each nominating Shareholder; (v) the number of shares of Common Stock owned by the nominating Shareholder; (vi) the total number of shares of Common Stock that to the knowledge of the nominating Shareholder are owned by the proposed nominee; and (vii) the signed consent of the proposed nominee to serve on the Board, if elected. Such nomination shall be delivered to the Secretary of the Company not later than the opening of business at the Annual Meeting.

Nominations not made in accordance herewith may be disregarded by the chairperson of the meeting, and upon the chairperson’s instructions the vote tellers may disregard all votes cast for each such nominee. If, at the time of the Annual Meeting of Shareholders, any of the nominees named in the Proxy Statement should be unable or decline to serve as a Class I Director, the Proxies are authorized to be voted for such substitute nominee or nominees as the Board of Directors recommends. The Board of Directors has no reason to believe that any nominee will be unable or decline to serve as a Class I Director.

Set forth below are the names of the nominees for election to the Board of Directors as Class I Directors and certain information furnished by such nominees to the Company concerning themselves. The persons named below will be nominated for election to serve until the 2009 Annual Meeting of the Shareholders. It is the intention of the persons named in the Proxy to vote “For” the election of these three (3) nominees.

Nominees for the Class I Directors

Name	Age	Position	Director since	Present and principal occupation for last five years
William E. Blair, Jr.	71	Director	1991	President of Bill Blair Inc. (oil & gas exploration)

Stephen W. Cooper	62	Director	1989	President of Cooper Insurance Agency (general insurance)

Marvin H. Feldman	60	Director	1987	Partner in The Feldman Agency (insurance and investments)

Recommendation

The Board of Directors recommends that the Shareholders vote “For” each of the above nominees.

Proxies solicited by the Board of Directors will be voted in favor of each of the above unless a contrary vote or abstention is specified.

Identification of Other Directors and Executive Officers

The following persons are (i) current Directors of the Company who are serving as either Class II Directors, whose terms expire in 2007, or Class III Directors, whose terms expire in 2008, and/or (ii) executive officers of the Company and the Bank or Directors of the Bank

Name	Age	Position	Director since	Present and principal occupation for last five years
Class II Directors

Edward L. Baumgardner	62	Director	2006	CEO of the Bank; Secretary of the Company and Gateminder

Timothy G. Dickey	44	Director	2002	Chairman and CEO of D.W. Dickey & Son, Inc. (construction material)

John P. Scotford, Sr.	77	Director	1987	Chairman-McBarscot Company (real-estate development)

Name	Age	Position	Director since	Present and principal occupation for last five years
Class III Directors

J. Robert Berg	53	Director	2002	President of Richardson Monuments, Inc. (monument retailing)

Charles B. Lang	66	Director	1987	President of the Company and Gateminder, Chairman and CEO of the Bank, Vice President of MDH Investment Management, Inc.

John C. Thompson	79	Director	1987	Chairman of The Hall China Company (pottery manufacturer)

Other Executive Officers and Directors of the Bank

Name	Age	Position	Present and principal occupation for last five years
John P. Scotford Jr.	44	Director 1st National Community Bank	President – McBarscott Company (Real Estate Development)

Stephen A. Beadnell	42	Chief Financial Officer	Chief Financial Officer of the Company, the Bank, Gateminder and MDH; CPA Internal Auditor Home Savings, Controller Potters Bank

Steven A. Mabbott	49	Vice President of the Bank	Vice President & Loan Department Manager & Chief Consumer Lending Officer

Robin W. Moadus	49	Chief Operating Officer	Vice President of Bank, Assistant VP Sales Manger Home Savings

Joseph B. Shemasek	40	Vice President of the Bank	Chief Commercial Lending Officer since 2004. Previously Assistant VP and Business Banking Officer of National City Bank, since 1999.

Board of Director and Committee Meetings

During 2005, the Board of Directors of the Company held four regular Board meetings. All of the Company’s Directors attended at least 75% of its Board meetings except Director John Scotford Sr. who attended two of the four meetings.

The Director’s of the Company also serve as the entire Board of Directors of the Bank with the exception of John Scotford Sr. who is Director Emeritus and John Scotford Jr. who is a director of the Bank only. The Company and the Bank maintain a standing joint audit and executive and compensation committee. Since the full Board of Directors of the Company functions as a nominating committee (as discussed on page 3), there is no standing nominating committee.

In 2005, there were twelve meetings each of the Board of Directors of the Bank and the Executive Committee. Three non-employee Directors are assigned to each of the monthly Executive Committee meetings. All of the Bank’s Directors attended at least 75% of the Board meetings.

The Audit Committee is comprised of non-employee Directors Feldman, Thompson, Cooper and Berg. The Board of Directors has determined that each of the members of the Audit Committee is independent in accordance with the rules of the Nasdaq Stock Market. The Audit Committee maintains an audit committee charter as approved by the Board of Directors of the Company. The committee is responsible for reviewing the records and affairs of the Company to determine its financial condition, reviewing with management and the independent auditors the systems of internal control, and monitoring the Company’s adherence in accounting and financial reporting to generally accepted accounting principles. Presently, the Company does not have an “audit committee financial expert” as defined within the meaning of the regulations of the Securities and Exchange Commission “SEC.” It is of the opinion of the Board of Directors that, although they do not meet the technical requirements of the definition of an audit committee financial expert, those Directors currently serving on the Audit Committee are well qualified and suited to serve in their capacity on the Audit Committee.

For 2005, there were four meetings of the Audit Committee, two meetings of the ad-hoc building committee comprised of Directors Blair, Cooper and Dickey and three trust committee meetings comprised of Directors Feldman, Dickey and Thompson.

Director Compensation

No compensation is paid to any Director of the Company exclusively for their services to the holding company nor is any compensation paid to Directors Lang and Baumgardner as they are compensated in their capacity as officers of the Bank. Compensation paid to each of the remaining seven outside Directors consisted of an annual retainer fee of $4,000 and $360 for each Board and Committee meeting attended.

Stockholder Communications

The Board of Directors does not have a formal process for stockholders to send communications to the Board. In view of the infrequency of stockholder communications to the Board of Directors, the Board does not believe that a formal process is necessary. Written communications to the Board of Directors of the Company received by the Company from stockholders are shared with the full Board no later than the next regularly scheduled Board meeting.

EXECUTIVE COMPENSATION

The following table reflects the compensation paid by the Bank during 2005, 2004 and 2003 for services in all capacities by the named executive officer. No employee received an annual salary and bonus in excess of $100,000. More specific information regarding compensation is provided in the notes accompanying the tables.

Summary Compensation Table

	Year	Annual Compensation (A)				All Other Compensation (B)
Name and Position		Salary		Bonus
Charles B. Lang, President of the Company and Gateminder, Chairman and Vice President of MDH, Trust Officer of the Bank	2005 2004 2003	$ $	88,204 93,705 89,059	$ $	1,764 5,000 3,562	$ $	2,359 3,174 2,918

(A)	Amounts shown include all cash compensation earned and received by the named executive officer.

(B)	Includes compensation amounts for matching and discretionary contributions to the individual’s account under the 401k plan and the allocation of shares under the ESOP plan.

Options/SAR Grants/Incentive Plans

The Company has in place two stock option plans approved by the Shareholders of the Company, the 1997 Stock Option Plan and the 2001 Stock Option Plan. A committee is chosen by the Board of Directors that is comprised of non-employee directors for the purpose of awarding options to purchase Common Stock of the Company to deserving officers. All shares under the 1997 Option Plan eligible for distribution have been granted.

In 2005 there were no grants of individual options and there were no options exercised by the Company’s named executive officer for 2005.

The following table describes each exercise of stock options and SARs during the year 2005 by the named executive of the Company:

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

Name	Shares Acquired on Exercise (#)	Value Realized	Number of Securities Underlying Unexercised Options at FY-End (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at FY-End (#) Exercisable/ Unexercisable
Charles B. Lang	—	$—	10,244/0	$0/0

Employment Arrangements

The Company has not entered into any employment contracts with any of its executive officers, nor is there any arrangement, plan or agreement in effect between the Company and any executive officer providing for compensation to be paid in the event of the resignation, retirement or termination of any such officer or in the event of a change in control of the Company.

Security Ownership of Certain Beneficial Owners and Management

As of March 1, 2006, there were 859,734 shares of Common Stock outstanding. The following table sets forth information as of March 1, 2006, with respect to beneficial ownership of Common Stock of the Company by: (i) all persons known to the Company to be considered to own beneficially more than five (5%) percent of its voting securities; (ii) all Directors and Director nominees of the Company; and (iii) all of the Company’s executive officers as a group. Unless otherwise stated, each person so named exercises or would exercise sole voting power and investment power as to the shares of Common Stock so indicated.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class (2)
Charles B. Lang 275 Boyce Drive Chester, WV 26034	74,409	(3)	8.55%

John P. Scotford, Sr. 5991 Northeast 33rd Ave Fort Lauderdale, FL 33308	72,832	(4)	8.45%

J. Robert Berg	3,485	(5)	*
Edward L. Baumgardner	0	(9)	*
William E. Blair, Jr.	14,538	(6)	1.69%
Stephen W. Cooper	3,174		*
Timothy G. Dickey	1,856	(7)	*
Marvin H. Feldman	22,421	(8)	2.60%
John P. Scotford Jr.	23,575		2.74%
John C. Thompson	19,675		2.28%
Stephen A. Beadnell	2,750		*
Steven A. Mabbott	6,293		*
Robin W. Moadus	0		*
Joseph B. Shemasek	1,500		*

All Directors and executive officers as a group	246,508		27.66%

*	Indicates that the percentage of shares beneficially owned does not exceed 1% of the class.

(1)	For the purposes of this table, shares are considered “beneficially” owned if the person directly or indirectly has the sole or shared power to vote or direct the voting of the securities or the sole or shared power to dispose of or direct the disposition of the securities. A person is also considered to beneficially own shares that such person has the right to acquire within 60 days which includes shares covered by stock options that are exercisable or will become exercisable within 60 days. The amounts of such shares included above are as follows: William E. Blair, Jr. 2,200, Stephen W. Cooper 2,200, Marvin H. Feldman 2,200, Charles B. Lang 10,244, John P. Scotford, Sr. 2,200, John C. Thompson 2,200, Stephen A. Beadnell 2,750, Steven A. Mabbott 6,088 and Joseph B. Shemasek 1,500.

(2)	In computing the percentage of ownership for each nominee, director and executive officer, the shares covered by exercisable stock options (and options that will become exercisable within 60 days) held by such nominee, director, or executive officer are deemed outstanding. Therefore, the denominator used in calculating the percentage of class owned is unique to each individual nominee, director and executive officer.

(3)	Includes 125 shares owned solely by his spouse, 12,960 shares held by trust and 28,256 shares as co-trustee.

(4)	Includes 70,632 shares held in trust by himself and his spouse.

(5)	Includes 1,870 shares owned jointly with his spouse and 719 shares in corporate name.

(6)	Includes 3,437 shares owned solely by his spouse.

(7)	Includes 1,856 shares owned jointly with his spouse.

(8)	Includes 8,412 shares owned jointly with his spouse, 1,152 shares owned solely by his spouse and 171 shares owned jointly in corporate name.

(9)	Subsequent to the record date shares of stock in the company were purchased.

Section 16(a) Beneficial Ownership Reporting Compliance

Under the federal securities laws, the Company’s directors, officers and persons holding more than ten percent (10%) of the Company’s stock are required to report, within specified due dates, their initial ownership of Common Stock and all subsequent acquisitions, dispositions or other transfers of beneficial interests therein, if and to the extent reportable events occur which require reporting by such due dates. The Company is required to describe in this Proxy Statement whether, to its knowledge, any person required to file such a report may have failed to do so in a timely manner. The Company is not aware of any untimely filing.

Certain Relationships and Related Transactions

The Bank extends credit to certain directors, officers and employees of the Company and the Bank, as well as to members of their immediate families, in connection with mortgage loans, commercial loans, home equity lines of credit and both secured and unsecured installment loans.

The Bank’s policy provides that all loans made to directors, officers and employees are made in the ordinary course of the consumer credit business of the Bank and are made on terms that are no more favorable than those offered to the general public including interest rates and collateral prevailing at the time. As of December 31, 2005, total loans outstanding extended to directors and officers aggregated $1,282,636. The Bank believes that such loans do not involve more than the normal risk of collectibility or present other unfavorable features.

RATIFICATION OF S. R. SNODGRASS, A.C.

[Proposal No. 2]

The Audit Committee has made a recommendation to the Board of Directors of the Company to appoint S. R. Snodgrass as the independent registered public accounting firm to examine the financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2005, and have directed that such appointment be submitted for ratification by the Shareholders at the Annual Meeting.

Audit Fees

The total fees billed by the Company’s independent auditors for professional services rendered for the audit of the Company’s consolidated annual financial statements and the reviews of the financial statements included in the Company’s Forms 10-QSB for the years 2005 and 2004 were:

	2005	2004
Audit Fees (1)	$56,989	$53,401
Audit-Related Fees (2)	0	1,500
Tax Fees (3)	9,850	9,200
All Other Fees (4)	0	1,450

(1)	Audit fees consist of fees for professional services rendered for the audit of the Company’s financial statements and review of financial statements included in the Company’s quarterly reports and services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.

(2)	Audit-related fees consist of FHLB collateral audit.

(3)	Tax services fees consisted primarily of compliance fees for the preparation of original tax returns.

(4)	Other services consist primarily of acquisition related discussions.

All auditing services and all permissible non-auditing services provided to the Company by the Company’s independent auditors are pre-approved by the Audit Committee pursuant to established policies and procedures as outlined in the Company’s Audit Committee Charter. The Audit Committee has determined that the provision of the non-audit services listed under “All Other Fees” above were compatible with the independence of the auditors.

Audit Committee Report

The Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the year-ended December 31, 2005. In addition, the Committee has discussed with S.R. Snodgrass, the Statements on Auditing Standards No. 61 (Communication with Audit Committees).

The Committee has received the written disclosures from S.R. Snodgrass as required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and discussed with S.R. Snodgrass, its independence from the Company.

Based on the reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee:

Marvin H. Feldman, Chairman

John C. Thompson

J. Robert Berg

Stephen W. Cooper

The affirmative vote of the majority of the shares represented at the Annual Meeting and entitled to vote is required for ratification. Management recommends that the appointment of S. R. Snodgrass be ratified by Shareholders.

Representatives of S. R. Snodgrass are expected to be present at the Annual Meeting. S. R. Snodgrass has represented the Company since its formation and has represented the Bank since its charter was granted in 1987, serving the Board of Directors in that capacity for nearly 20 years.

Recommendation

The Board of Directors recommends that the Shareholders vote “For” the proposal.

Proxies solicited by the Board of Directors will be voted in favor of this proposal unless a contrary vote or abstention is specified.

OTHER MATTERS TO COME BEFORE THE MEETING

No other matters are intended to be brought before the Annual Meeting by the Company, nor does the Company know of any other matters to be brought before the Annual Meeting by others. If other matters properly come before the meeting, the persons named in the Proxy will vote the shares represented therein in accordance with the judgment of management on any such matters.

SHAREHOLDER PROPOSALS

Shareholders who desire to submit proposals at the Company’s 2007 Annual Meeting of Shareholders must submit such proposals so that they are received by the Company no later than November 14, 2006, in order to be considered for inclusion in the Company’s Proxy materials for such meeting. Such shareholder proposals as well as any questions relating thereto, should be submitted to Tri-State 1st Banc, Inc., 16924 St. Clair Avenue, East Liverpool, Ohio 43920, Attn: Secretary. Additionally, the Board appointed proxies will have discretionary authority to vote on any proposals by shareholders that are not intended to be mailed in the Company’s proxy materials for the 2006 Annual Meeting of Shareholders, but are intended to be presented by the shareholders from the floor, unless notice of the intent to make such proposal is received at the address above on or before January 28, 2007.

GENERAL

Upon written request to the Company by any Shareholder whose Proxy is solicited hereby, the Company will furnish a copy of its Annual Report on Form 10-KSB for the year ended December 31, 2005, as filed with the Securities and Exchange Commission, together with financial statements and schedules thereto, without charge to the Shareholder requesting the same. Requests should be directed to the attention of Steve Beadnell, Chief Financial Officer, 16924 St. Clair Avenue, East Liverpool, Ohio 43920.

By Order of the Board of Directors

Keith R. Clutter
Secretary

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY Tri-State 1st Banc, Inc.

ANNUAL MEETING OF SHAREHOLDERS APRIL 19, 2006	A vote FOR the following proposals is recommended by the Board of Directors	For	With- hold	For All Except

The undersigned hereby appoints Hazel C. Schreckengost, William M. Braslawsce and Nancy Thompson Cope, and each of them, each with the power to appoint a substitute, to represent the undersigned and to vote all of the shares of Common Stock in Tri-State 1st Banc, Inc. (“1st Banc”) held of record by the undersigned at the close of business on March 1, 2006, at the Annual Meeting of Shareholders of 1st Banc to be held at Adrian’s Banquet Center at 48745 Calcutta Smith Ferry Road, Calcutta, Ohio on Wednesday, April 19, 2006, at 1:00 P.M., and at any adjournment thereof.

	1. ELECTION OF DIRECTORS Election of the three (3) nominees listed below as members of 1st Banc’s Board of Directors as Class I Directors.	☐	☐	☐
William E. Blair, Jr. Stephen W. Cooper Marvin H. Feldman

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.
		For	Against	Abstain
	2. TO RATIFY the selection by the Board of Directors of S. R. Snodgrass, A. C., as 1st Banc’s independent certified public accountants for the 2006 fiscal year.	☐	☐	☐
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Please be sure to sign and date this Proxy in the box below.	Date

Stockholder sign above	Co-holder (if any) sign above

é Detach above card, sign, date and mail in postage paid envelope provided. é

Tri-State 1st Banc, Inc.

The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted FOR all proposals. Whether or not you are able to attend the meeting, you are urged to sign and mail the proxy in the return envelope provided so that your stock may be represented at the meeting.

NOTE: Sign exactly as your name(s) appear on your stock certificate. If shares of stock are held of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all such persons should sign. If shares of stock are held of record by a corporation, the Proxy should be executed by the President or other authorized officer, and if appropriate, the corporate seal should be affixed thereto. If shares of stock are held of record by a partnership, the proxy should be executed in partnership name by an authorized person. Executors or administrators or other fiduciaries who execute the Proxy for a deceased shareholder should give their full title. Please date the Proxy.

PLEASE ACT PROMPTLY

SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.